Page 5

THE PRUDENTIAL BANK AND TRUST COMPANY

Seller and Servicer

and

BANKERS TRUST COMPANY

Trustee

on behalf of the Series 1994-A
Certificateholders

___________________________________

SERIES 1994-A SUPPLEMENT

Dated August 10, 1994,

as amended and restated as of

 September 13, 1996

to

POOLING AND SERVICING AGREEMENT

Dated as of August 1, 1994

___________________________________

$450,000,000

PB&T MASTER CREDIT CARD TRUST II

Series 1994-A


TABLE OF CONTENTS


	PAGE


SECTION 1.	Designation	1

SECTION 2.	Definitions	1

SECTION 3.	Conveyance of interest in Cash
Collateral Account;
		Subordinated Cash Collateral Account;
		Interchange and Recoveries	13

SECTION 4.Reassignment and Transfer Terms	16

SECTION 5.Delivery and Payment for the
		Series 1994-A Certificates	17

SECTION 6.Depository; Form of Delivery of
		Series 1994-A Certificates	17

SECTION 7.Article IV of Agreement	17

		SECTION 4.06	Allocations	17
		SECTION 4.07	Investor Charge-Offs
	22
		SECTION 4.08	Monthly Payments	23
		SECTION 4.09	Payment of Certificate
Interest 27
		SECTION 4.10	Payment of Certificate
Principal
			27
		SECTION 4.11	Establishment of the
Cash
					Collateral Account	29
		SECTION 4.11A	Establishment of the
Subordinated 		Cash	Collateral Account	32
		SECTION 4.12	Seller's or Servicer's
Failure
		to Make a Deposit or Payment	35
		SECTION 4.13	Determination of LIBOR
	36

SECTION 8.	Article V of the Agreement	37

			Section 5.01	Distributions	37
			Section 5.02	Monthly
Certificateholders'
						Statement	38
SECTION 9.	Additional Pay Out Events	39

SECTION 10.	Permitted Successor Servicer	40

SECTION 11.	Consents of Cash Collateral
Provider and Subordinated  		Cash
Collateral Provider	40

SECTION 12.	Additional Condition Relating to
Exchange	40

SECTION 13.	Periodic Finance Charges and
Other Fees	40

SECTION 14.	Ratification of Agreement	40

SECTION 15.	Counterparts	40

SECTION 16.	Third Party Beneficiary	40

SECTION 17.	Certain Representations and
Warranties	41

SECTION 18.	Governing Law	41

SECTION 19.	Liabilities	41

EXHIBITS

EXHIBIT A	Form of Series 1994-A Certificate

EXHIBIT B	Form of Monthly Payment Instructions
		and Notification to Trustee

EXHIBIT C	Form of Monthly Certificateholders'
Statement

EXHIBIT D	Form of Depository Agreement


SCHEDULE 1

Schedule to Exhibit C of the Pooling and Servicing
Agreement with respect to the Series 1994-A
Certificate
SERIES 1994-A SUPPLEMENT, dated August 10, 1994
(this "Series Supplement"), as amended and restated as of September 13, 1996, by and between The Prudential Bank and Trust Company, a
Georgia banking corporation, as Seller and Servicer, and Bankers
 Trust Company, a New York Banking corporation, as Trustee under the Pooling and Servicing
Agreement
dated as of August 1, 1994 between The
Prudential
Bank and Trust Company and the Trustee (the
"Agreement").

	Section 6.09 of the Agreement provides,
among other things, that the Seller and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the execution by the Seller
 and delivery to the Trustee for authentication of one or more Series of Certificates.

	Pursuant to this Series Supplement,
the Seller shall create a new Series of
Investor Certificates and shall specify the Principal Terms thereof.

	SECTION 1.  Designation.

	(a)  There is hereby created a
Series of Investor Certificates to be
issued pursuant to the Agreement and this Series Supplement to be known as the "Series
1994-A Certificates."

	(b)  The Series 1994-A Certificates shall
be included in Group One and shall be a
Principal
Sharing Series.

	SECTION 2.  Definitions.  In the event
that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series
Supplement shall govern.  All Article,
Section or subsection references herein
shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein and used herein are as defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 1994-A Certificates and no other
Series of Certificates issued by the Trust.

	"Additional Spread" shall mean, as of
any date of determination, the positive
difference, if any, between the average
Portfolio Yield for the three preceding
Monthly Periods and the average of the
Base Rates for such Monthly Periods.

	"Agent" shall have the meaning
specified in Section 4.11(f).

	"Aggregate Investor Default Amount"
shall mean, with respect to any Monthly Period, the sum of the Investor Default Amounts in respect of such Monthly Period.

	"Allocable Finance Charge Percentage"
shall equal the lesser of (x) the percentage expression of a fraction the numerator of which is the sum of all Finance Charge
Shortfalls
for each Series in Group One and the
denominator of which is the Total Available
Finance Charge Collections and (y) 100%.

	"Allocable Principal Shortfall Percentage" shall equal the lesser of (x) the percentage expression of a fraction the numerator of which is the sum of all Principal Shortfalls for each Principal Sharing Series in Group
One and the denominator of which is the Total
 Available Shared Principal Collections and
(y) 100%.

	"Amortization Period" shall mean the
period following the Revolving Period which shall be either the Controlled Amortization
Period or the Rapid Amortization Period.

	"Available Cash Collateral Amount"
shall mean, with respect to any date of
determination, the lesser of (i) the sum of
(a) the amount on deposit in the Cash
Collateral Account (exclusive of interest and earnings thereon and net of any investment losses and expenses) and (b) the amount on deposit in the Subordinated Cash Collateral
Account (exclusive of interest and earnings
 thereon and net of any investment losses and expenses) and (ii) the Required Cash
 Collateral Amount.

	"Available Finance Charge Percentage"
shall equal the lesser of (x) the percentage expression of a fraction the numerator of which is the Total Available Finance Charge
Collections and the denominator of which is the sum of all Finance Charge Shortfalls for each Series in Group One and (y) 100%.

	"Available Principal Shortfall Percentage" shall equal the lesser of (x) the percentage expression of a fraction the numerator of which is the total Available Shared Principal
Collections and the denominator of which is the sum of all Principal Shortfalls for each Principal Sharing Series in Group One and (y)
100%.

	"Bank Collateral Account" shall have
the meaning specified in subsection 4.11(a).

	"Base Collateral Amount" shall mean with respect to any Distribution Date the lesser
Of $13,500,000 or the amount on deposit in the Seller's Collateral Account after giving effect to any withdrawals therefrom pursuant to
 Section 4.08.

	"Base Rate" shall mean, with respect
to any Monthly Period, one twelfth of the
 sum of the Certificate Rate and the Series
Servicing Fee Percentage.

	"Business Day" shall mean, for the purpose of determining LIBOR, any Business Day other than a day on which banking institutions in London, England trading in United States dollar deposits in the London interbank market are authorized or obligated by law or executive order to be closed, and for all other purposes shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, Atlanta, Georgia,
Richmond,
Virginia or Chicago, Illinois are authorized or obligated by law or executive order to be closed.

	"Cash Collateral Account" shall have
the meaning specified in subsection 4.11(a).

	"Cash Collateral Account Investments"
shall mean (a) negotiable instruments or securities represented by instruments in bearer, book-entry or registered form evidencing (i) time deposits, banker's acceptances, demand deposits or negotiable certificates of deposit of the Cash Collateral Depositor;
provided, that at the time of the Trust's investment or reinvestment or contractual commitment to invest or reinvest therein, the certificates of deposit or short-term deposits of the Cash Collateral Depositor shall have a credit rating from Moody's and Standard & Poor's of P-1 and A-1+, respectively;
 or, if the Cash Collateral Depositor shall not have such credit rating, then time deposits or negotiable certificates of deposit of depository institutions or trust companies (including the Trustee) approved by the Cash Collateral Depositor incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities that at the time of the Trust's investment, reinvestment or contractual commitment to invest therein, the certificates of deposit or short-term deposits of such depository institution or trust company shall have such credit ratings from Moody's and Standard & Poor's of P-1 and A-1+, respectively; (ii) commercial paper of the Cash Collateral Depositor (or of another issuer approved by the Cash
Collateral Depositor if the Cash Collateral
Depositor shall not have the ratings
referred to below) having, at the time
of the Trust's investment or reinvestment or contractual commitment to invest or reinvest therein, a credit rating from Moody's and Standard & Poor's of P-1 and
A-1+, respectively; or (iii) other investments approved in writing by the Cash Collateral
 Depositor and the Seller which each Rating
Agency indicates in writing will not result in a reduction or withdrawal in its then-current rating of the Series 1994-A Certificates and (b) time deposits (whether or not represented by instruments) in the name of the Trust or the Trustee in any depository institution or trust company referred to in (a) above, including, without limitation, time deposits in the name of the Trust or the Trustee issued by the Cash Collateral Depositor so long as the Cash Collateral Depositor otherwise satisfies the credit rating requirements of such clause.

	"Cash Collateral Account Surplus"
shall mean, as of any date of determination, the amount, if any, by which the sum of the amounts on deposit in the (a) Cash Collateral
 Account and (b) the Subordinated Cash
Collateral Account exceeds the Required Cash
Collateral Amount.

	"Cash Collateral Depositor" shall mean
the bank or banks which are parties to the Loan Agreement on the Closing Date, such bank or banks to be selected by the Seller on or prior to the Closing Date to make the deposit of the Initial Cash Collateral Amount in the Cash Collateral Account on the Closing Date, and/or any successors thereto or assignees which shall become a party to the Loan Agreement as provided therein.

	"Certificate Interest" shall mean an
amount equal to one-twelfth of the product of the Certificate Rate and the Investor
Interest.

	"Certificate Rate" shall mean, for the
period from the Closing Date through
September 14, 1994, 4.78% per annum, and with respect to each Interest Period thereafter, a per annum rate equal to the lesser of
(i) .28% per annum plus LIBOR and (ii) 12%.

	"Certificateholders" shall mean the holder of record of any Certificate.

	"Closing Date" shall mean August 10, 1994.

	"Collection Transfer Date" shall mean a
Transfer Date so long as (a) the Servicer has and maintains a certificate of deposit rating of P-1 by Moody's and of A-1+ by Standard & Poor's and deposit insurance provided by either BIF or SAIF, or
(b) the Servicer shall provide credit
support acceptable to the Rating Agency
and from an institution acceptable to the
 Rating Agencies for the Servicer's
obligations to deposit Collections from
the Collection Account into the Series
Principal Account or the Series Finance
Charge Account as provided in this Supplement, or (c) the Rating Agency shall consent, provided that, in the case of (b) or (c), the Rating Agency shall have received notice of the same and shall have notified the Servicer that implementing (b) or (c) will not result in a reduction or withdrawal of its then-current rating on any Series, and otherwise shall mean any Business Day on which Collections are deposited in the Collection Account.

	"Controlled Amortization Amount"
shall mean $37,500,000.00.

	"Controlled Amortization Period"
shall mean an amortization period commencing on February 1, 1999 and continuing to, but not including, a Pay Out Commencement
Date or to, and including, (i) the date
of termination of the Trust pursuant to
Section 12.01 of the Agreement or (ii)
the date of termination of the Series
1994-A Certificates pursuant to Section 4.11(e).

	"Controlled Distribution Amount"
shall have the meaning specified in
subsection 4.06(b)(iii).

	"Current Payment Due" shall have
the meaning specified in Section 4.08.

	"Default Amount" shall mean, with
respect to any Defaulted Account and any
 Monthly Period, the amount of Principal
Receivables (other than Ineligible Receivables) in such Defaulted Account on the day such Account became a Defaulted Account minus the amount of any Defaulted Receivables included in any Account as to which the Seller or the Servicer became obligated to accept reassignment or assignment of the Receivables in accordance with the terms of the Agreement during such Monthly
Period; provided, however, that, if an
Insolvency Event occurs with respect to
the Seller, the amount of such Defaulted
Receivables which are subject to
reassignment to the Seller in accordance with the terms of the Agreement shall not be added to the sum so subtracted and, if any of the events described in Section 10.
01(d) occur with respect to the Servicer, the amount of such Defaulted Receivables which are subject to reassignment or assignment to the Servicer in accordance with the
terms of the Agreement shall
not be added
to the sum so subtracted.

	"Deficiency Amount" shall have the
meaning specified in subsection 4.08(a).

	"Deficit Controlled Amortization Amount" shall initially mean zero and shall change as provided in subsection 4.06(b)(iii).

	"Economic Pay Out Distribution Date"
shall mean the Distribution Date in the month following the month during which an Economic
 Pay Out Event is deemed to have occurred.
	"Economic Pay Out Event" shall have the
meaning specified in Section 9(a) of this Supplement.

	"Enhancement" shall mean the sum of (a)
the funds and securities on deposit in the Cash Collateral Account (exclusive of interest and earnings thereon net of losses and expenses) and (b) the funds and securities on deposit in the Subordinated Cash Collateral Account
(exclusive of interest and earnings thereon net of losses and expenses), up to the Available
Cash Collateral Amount.

	"Enhancement Initial Invested Amount"
shall mean the aggregate amount withdrawn from the Cash Collateral Account with respect to the Principal Draw Amount and applied to the payment of principal of the Certificates with respect to the Economic
Pay Out Distribution Date, if any, pursuant to Section 4.10(b).

	"Enhancement Invested Amount" shall mean, when used with respect to any date, an amount equal to (a) the Enhancement Initial Invested
Amount, minus (b) the aggregate amount of principal payments made to the Cash Collateral
Depositor pursuant to Section 4.10 prior to such date, minus (c) an amount equal to the amount by which the Enhancement Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.07, and plus (d) the aggregate amount of Available Finance Charge Collections allocated and available on all prior
Distribution Dates pursuant to Section 4.08(f) for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (c); provided, however, that (i) unless and until a withdrawal is made from the Cash Collateral Account with respect to the Principal Draw Amount, and the proceeds thereof are applied to the payment of principal of the Series 1994-A Certificates, with respect to the Economic Pay Out
Distribution Date pursuant to Section 4.10(b), the Enhancement Invested Amount shall be zero and (ii) the Enhancement Invested Amount may not be reduced below zero.

	"Enhancement Provider" shall, unless the context requires otherwise, mean the Cash
Collateral Depositor and the Subordinated Cash
Collateral Depositor.

	"Excess Finance Charges" shall for any
Monthly Period mean the Excess Spread for such Monthly Period less the transfers made pursuant to subsection 4.08(g).

	"Excess Spread" shall have the meaning
specified in subsection 4.08(g).

	"Floating Allocation Percentage" shall
mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the sum of the Investor Interest and the Enhancement Invested Amount, if any, as of the last day of the immediately preceding
Monthly Period and the denominator of which is the greater of (x) the sum of the total amount of Principal Receivables in the Trust as of such last day and the principal amount on deposit in the Seller's Account as of such last day and (y) the sum of the numerators used to calculate the Floating Allocation Percentages for all outstanding Series on such date of determination; provided, however, that, with respect to the first Monthly Period, the Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Initial Investor
Interest and the denominator of which is the total amount of Principal Receivables in the Trust on the Closing Date and the principal amount on deposit in the Seller's Account as of such date.

	"Group One" shall mean Series 1994-A and each other Series specified in the Supplement for that Series to be included in Group One.

	"Initial Cash Collateral Amount" shall mean
$56,250,000.

	"Initial Investor Interest" shall mean
$450,000,000.

	"Interest Period" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

	"Investor Charge Off" shall have the
meaning specified in Section 4.07.

	"Investor Default Amount" shall mean, with respect to any Receivable in a Defaulted
Account, an amount equal to the product of (a) the Default Amount and (b) the Floating
Allocation Percentage for this Series on the day such Account became a Defaulted Account.

	"Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Initial Investor Interest, minus (b) the aggregate amount of payments of Certificate
Principal paid to the Series 1994-A
Certificateholders pursuant to Section 4.10 prior to such date of determination, minus (c) the excess, if any, of the aggregate amount of Investor Charge Offs over Investor Charge Offs reimbursed pursuant to subsection 4.08(e) prior to such date of determination.

	"Investor Percentage" with respect to
Recoveries for Series 1994-A shall be equal to the Investor Percentage with respect to Finance
Charge Receivables for Series 1994-A.
	"LIBOR" shall mean, for any Interest
Period, the London interbank offered rate for one-month United States dollar deposits determined by the Servicer for each Interest
Period in accordance with Section 4.13.

	"LIBOR Determination Date" shall mean
September 13, 1994 for the period from September
15, 1994 through October 14, 1994, and the second London Business Day prior to the commencement of the third and each subsequent
Interest Period.

	"Loan Agreement" shall mean the agreement among the Seller, the Servicer, the Trustee, and the Cash Collateral Depositor, dated as of August 10, 1994, as amended or modified from time to time.

	"London Business Day" shall mean a day on which dealings in deposits in United States dollars are transacted in the London interbank market.

	"Monthly Loan Fee" shall mean the monthly fee payable to the Cash Collateral Depositor pursuant to Section 2.3(b) of the Loan
Agreement.

	"Monthly Period" shall have the meaning
specified in the Agreement, except that the first Monthly Period with respect to the Series
1994-A Certificates shall begin on and include the Closing Date and shall end on and include
August 31, 1994.

	"Monthly Period Finance Charge Account
Allocation" shall have the meaning specified in
Section 4.08.

	"Monthly Total Percentage Allocation" shall have the meaning specified in subsection
4.06(b)(iii).

	"Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.01 of the Agreement or a Series 1994-A Pay Out Event is deemed to occur pursuant to Section 9 of this Series
Supplement.

	"Percentage Allocation" shall have the
meaning specified in subsection 4.06(b)(iii).

	"Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (i) an amount equal to the product of (x) the Floating
Allocation Percentage for such Monthly Period and (y) the amount of Collections of Finance
Charge Receivables for such Monthly Period, (ii) to the extent not included in (i) above, the amount with respect to Cardholder Fees allocated to the Series 1994-A Certificates and deposited into the Series Finance Charge Account pursuant to Section 2.08 for such Monthly Period, (iii) the amounts allocated to the 1994-A Certificates and deposited into the Series Finance Charge
Account pursuant to subsection 2.04(d)(iii) for such Monthly Period, (iv) to the extent not included in (i) above, the amount of Interchange deposited in the Series Finance Charge Account and allocated to the 1994-A Certificates pursuant to this Series Supplement and deposited in the Series Finance Charge Account on the Transfer Date immediately following such Monthly
Period, (v) the amount with respect to Discount
Option Receivables allocated to the Series 1994-
A Certificates and deposited into the Series
Finance Charge Account pursuant to Section 2.09 on the Transfer Date immediately following such Monthly Period, such sum to be calculated on a cash basis after subtracting an amount equal to the sum of the Investor Default Amount for such Monthly Period, and the denominator of which is the Investor Interest and the Enhancement
Invested Amount, each as of the last day of the preceding Monthly Period.

	"Principal Allocation Percentage" shall
mean the Investor Percentage with respect to Principal Receivables.

	"Principal Draw Amount" shall mean the
meaning ascribed to such term in Section
4.10(b).

	"Principal Shortfall" shall mean, for any Series, the Series Principal Shortfall as defined for such Series in the Supplement for such Series.

	"Rapid Amortization Period" shall mean an Amortization Period commencing on the Pay Out
Commencement Date and ending on the earlier to occur of (i) the payment in full to the Certificateholders of the Invested Interest and the payment in full to the Cash Collateral
Depositors of the Enhancement Invested Amount, if any, or (ii) the Scheduled Series 1994-A
Termination Date.

	"Rating Agency" shall mean each of Moody's and Standard & Poor's.

	"Reference Banks" shall mean four major
banks in the London interbank market selected by the Servicer and identified in an officer's certificate delivered to the Trustee on the Closing Date or in any subsequent officer's certificate delivered no later than one Business
Day prior to the then current LIBOR
Determination Date. Each Reference Bank shall be a leading bank engaged in transactions in Eurodollar deposits in the international
Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Reuters Screen LIBO
Page on the LIBOR Determination Date in question and (iii) which have been designated as such by the Servicer and are able and willing to provide such quotations to the Servicer on each LIBOR
Determination Date. If any Reference Bank designated by the Servicer should be removed from the Reuters Screen LIBO Page or in any other way fails to meet the qualifications of a Reference Bank, the Servicer will use its best efforts to designate an alternative Reference
Bank.

	"Required Cash Collateral Amount" shall
mean (i) on the first Transfer Date following the Closing Date, $56,250,000, and (ii) on any Transfer Date thereafter, the greater of (A)
18.0% of the Investor Interest and (B)
$9,000,000, provided, however, that if a Pay-Out
Event with respect to the Series 1994-A
Certificates occurs or if the Total Withdrawal
Amount on any Determination Date during an Amortization Period is greater than zero, the Required Cash Collateral Amount for each
Transfer Date thereafter shall equal the lesser of (i) the Required Cash Collateral Amount on the Transfer Date immediately preceding such Pay-Out Event or Determination Date, respectively, or (ii) the then outstanding principal balance of the Series 1994-A
Certificates, provided, however, if, with respect to any Distribution Date in a month following the month during which an Economic Pay
Out Event is deemed to have occurred, there is a withdrawal from the Cash Collateral Account with respect to the Principal Draw Amount to pay principal of the Series 1994-A Certificates pursuant to Section 4.10(b), the Required Cash
Collateral Amount for any Distribution Date thereafter shall be the least of (i) the Required Cash Collateral Amount with respect to the Distribution Date immediately preceding such Date, (ii) $9,000,000 and (iii) the then outstanding principal balance of the Series
1994-A Certificates, provided further, however, that the Required Cash Collateral Amount may be reduced without the consent of the Series 1994-A
Certificateholders, if the Seller shall have received written notice from each Rating Agency that such reduction will not result in the reduction or withdrawal of the then current rating of the Series 1994-A Certificates and Seller shall have delivered to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time and the reasonable belief of Seller, such reduction will not cause a Pay
Out Event to occur with respect to Series 1994-
A.  In lieu of cash, alternative forms of
Enhancement may be substituted, provided, that such alteration in the form of Enhancement will not at the time of such alteration cause a Ratings Effect. Nothing in this Agreement shall obligate the Seller to alter the form of enhancement or provide or cause to be provided any additional Enhancement. Any amendment to this Series Supplement which gives effect to the preceding sentence shall for the purpose of rendering an Opinion of Counsel pursuant to
Section 13.01 of the Agreement be considered not to adversely affect in any material respect the interest of any Investor Certificateholder.

	"Reuters Screen LIBO Page" means the
display designated as page "LIBO" on the Reuters
Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered quotations of major banks).

	"Revolving Period" shall mean the period from and including the Closing Date to, but not including, the earlier of February 1, 1999 or the Pay Out Commencement Date.

	"Scheduled Series 1994-A Termination Date" shall mean August 15, 2001.

	"Seller's Collateral Account" shall have the meaning specified in subsection 4.11(a).

	"Series Account" shall mean the Series
Finance Charge Account and the Series Principal
Account.

	"Series Finance Charge Account" shall mean the Series Finance Charge Account established and maintained by the Trustee with respect to the Series 1994-A Certificates pursuant to subsection 4.02(b).

	"Series 1994-A" shall mean the Series of the PB&T Master Credit Card Trust II represented by the Series 1994-A Certificates.

	"Series 1994-A Certificateholder" shall
mean the holder of record of any Series 1994-A
Certificate.

	"Series 1994-A Finance Charge Shortfall" shall equal the Monthly Period Finance Charge
Account Allocation minus the Current Payment
Due.

	"Series 1994-A Principal Shortfall" shall have the meaning specified in Section
4.06(b)(iii).

	"Series 1994-A Shared Principal
Collections" shall have the meaning specified in subsection 4.06(b)(iii).

	"Series Pay Out Event" shall have the
meaning specified in Section 9 of this Series
Supplement.

	"Series Principal Account" shall mean the Series Principal Account established and maintained by the Trustee with respect to the Series 1994-A Certificates pursuant to subsection 4.02(b).

	"Series Servicing Fee Percentage" shall
mean 2.0%.

	"Series Termination Date" shall mean the earlier to occur of (i) the day after the Distribution Date on which the Series 1994-A
Certificates are paid in full, or (ii) the Scheduled Series 1994-A Termination Date.

	"Subordinated Cash Collateral Account"
shall have the meaning specified in subsection
4.11A(a).

	"Subordinated Cash Collateral Account
Investments" shall mean (a) negotiable
instruments or securities represented by instruments in bearer, book-entry or registered form evidencing (i) obligations of or fully guaranteed by the United States of America, (ii) time deposits, banker's acceptances, demand deposits or negotiable certificates of deposit of any depository institution or trust company organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depository institution authorities
(including the Trustee, the Cash Collateral
Depositor or an affiliate of the Subordinated
Cash Collateral Depositor) and approved by the Subordinated Cash Collateral Depositor;
provided, that at the time of the Trust's investment or contractual commitment to invest therein, the time deposits, banker's acceptances, demand deposits or negotiable certificates of deposit of such depository institution or trust company shall have a credit rating from Moody's and Standard & Poor's of P-1 and A-1+, respectively; (iii) commercial paper having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from Moody's and Standard & Poor's of P-1 and A-1+, respectively, of an issuer approved by the Subordinated Cash Collateral Depositor; or
(iv) other investments approved in writing by the Subordinated Cash Collateral Depositor which each Rating Agency indicates in writing will not result in a reduction or withdrawal in its then-current rating of the Series 1994-A Certificates and (b) time deposits (whether or not represented by instruments) in the name of the Trust or the Trustee in any depository institution or trust company referred to in (a) above, including, without limitation, time deposits in the name of the Trust or the Trustee in the Cash Collateral Depositor or an affiliate of the Subordinated Cash Collateral Depositor so long as such entity otherwise satisfies the credit rating requirements of such clause; and
(c) any other investment approved by the Subordinated Cash Collateral Depositor if the
Rating Agency confirms in writing that such investment will not adversely affect its then current rating of the Investor Certificates.

	"Subordinated Cash Collateral Depositor" shall mean the bank or banks which are parties to the Subordinated Loan Agreement and/or any successors thereto or assignees which shall become a party to the Subordinated Loan
Agreement as provided therein provided that neither Seller nor any or its subsidiaries may be a lender under such Subordinated Agreement.

	"Subordinated Loan Agreement" shall mean the agreement among the Seller, the Servicer, the Trustee, and the Subordinated Cash
Collateral Depositor, dated as of September 13,
1996, as amended or modified from time to time.

	"Subordinated Monthly Loan Fee" shall mean the monthly fee payable to the Subordinated Cash
Collateral Depositor pursuant to Section 2.3(b) of the Subordinated Loan Agreement.

	"Total Available Finance Charge
Collections" shall mean the sum of the Excess
Finance Charges in the applicable Monthly Period from each Series in Group One.

	"Total Available Shared Principal
Collections" shall mean the sum of the amounts available in the applicable Monthly Period from each Series in Group One for Shared Principal
Collections.

	"Total Withdrawal Amount" shall have the meaning specified in Section 4.08.

	"Unallocated Principal Collections" shall have the meaning specified in subsection
4.06(d).

	"Withdrawn Amount" shall have the meaning specified in Section 4.08.

	SECTION 3.  Conveyance of Interest in Cash
Collateral Account;  Subordinated Cash
Collateral Account; Interchange and Recoveries.

	(a)	Cash Collateral Account and
Subordinated Cash Collateral Account.  The
Seller does hereby transfer, assign, set over
and otherwise convey to the Trustee for the
benefit of the Series 1994-A Certificateholders,
the Cash Collateral Depositor and the
Subordinated Cash Collateral Depositor, as their
interests appear herein, which interest in the
case of the Cash Collateral Depositor and the
Subordinated Cash Collateral Depositor shall be
subordinated to the interest of the Series 1994-
A Certificateholders, as provided herein, in the
Loan Agreement and the Subordinated Loan
Agreement, a security interest and lien in all
of the Seller's right, title and interest (if
any) in and to the amounts on deposit in the
Cash Collateral Account and the Subordinated
Cash Collateral Account, the Cash Collateral
Account Investments, the Subordinated Cash
Collateral Account Investments and all proceeds
thereof, as collateral security for the amounts
payable from time to time to the Series 1994-A
Certificateholders and owing to the Cash
Collateral Depositor from the Cash Collateral
Account and owing to the Subordinated Cash
Collateral Depositor from the Subordinated Cash
Collateral Account pursuant to Article IV.
	(b)	Acknowledgment of the Trustee.  The
Trustee hereby acknowledges its acceptance, on behalf of the Trust, of all right, title and interest in and to the Receivables now existing and hereafter created and all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of Georgia) of the Receivables
(including all Recoveries and Insurance Proceeds relating thereto) and the rights (if any) of the Seller to the amounts on deposit in the Cash
Collateral Account and the Subordinated Cash
Collateral Account and all proceeds thereof, and declares that it shall maintain such right, title and interest, upon the Trust herein set forth, for the benefit of the Series 1994-A
Certificateholders, the Cash Collateral
Depositor and the Subordinated Cash Collateral
Depositor, and, in the case of amounts on deposit in the Collection Account, the Series
Finance Charge Account and the Cash Collateral
Account, for the benefit of the Cash Collateral
Depositor as its interest appears herein, which interest shall be subordinate to the interests of the Investor Certificateholders, in the case of the Collection Account, and the Series 1994-A
Certificateholders, in the case of the Series
Finance Charge Account as provided herein, and, in the case of amounts on deposit in the Collection Account, the Series Finance Charge
Account and the Subordinated Cash Collateral
Account, for the benefit of the Subordinated
Cash Collateral Depositor as its interest appears herein, which interest shall be subordinate to the interests of the Investor
Certificateholders, in the case of the
Collection Account, and the Series 1994-A
Certificateholders, in the case of the Series
Finance Charge Account as provided herein.

	The Trustee hereby acknowledges that its acceptance, on behalf of the Trust, of all right, title and interest of the Seller in and to Receivables in Additional Accounts (and in all Receivables therein thereafter created), will be upon the trust set forth herein and in the Agreement, and that by such acceptance the Trustee will be deemed to have declared that it will maintain such right, title and interest upon the trust set forth herein and in the Agreement, for the Certificateholders, the Cash
Collateral Depositor and the Subordinated Cash
Collateral Depositor as their interests appear herein; provided, however, that the interest of the Cash Collateral Depositor and the Subordinated Cash Collateral Depositor in such
Receivables shall be subordinated to the interests of the Certificateholders as provided in the Agreement and herein.

	The Trustee hereby acknowledges that,
notwithstanding any other provision of the Agreement to the contrary, the amounts on deposit in the Collection Account and the Series
Finance Charge Account and all proceeds thereof are held in trust for the benefit of the Certificateholders, the Cash Collateral
Depositor and the Subordinated Cash Collateral
Depositor, as their interests appear herein, and, in the case of the Collection Account, may be held for the benefit of the Enhancement
Provider of another Series.

	The Seller hereby acknowledges that,
notwithstanding any other provision of the Agreement to the contrary, the Conveyance and its conveyance pursuant to any Assignment of Receivables in Additional Accounts of its right, title and interest of the Seller in and to Receivables in Additional Accounts to the Trust for the benefit of the Certificateholders, the Cash Collateral Depositor and the Subordinated
Cash Collateral Depositor, as their interests appear herein, may be for the benefit of the Enhancement Provider of another Series;
provided, however, that the interest of the Cash
Collateral Depositor and the Subordinated Cash
Collateral Depositor in such Receivables is (or, in the case of the conveyance of Receivables in Additional Accounts, will be) subordinated to the interests of the Certificateholders as provided in the Agreement.

	(c)	Interchange.  On or prior to each
Determination Date, the Seller shall notify the Servicer of the amount of Interchange to be included as Collections of Finance Charge
Receivables allocable to the Series 1994-A
Certificateholders with respect to the preceding
Monthly Period, which shall be equal to the product of (x) 1% (on an annualized basis) or, if the Seller is not receiving 1% (on an annualized basis) of Interchange, such lesser percentage as Seller is receiving, (y) the Floating Allocation Percentage as of the last day of the prior Monthly Period and (z) the aggregate amount of Principal Receivables as of the last day of the prior Monthly Period. On each Transfer Date, the Seller shall pay to the Servicer, and the Servicer shall deposit into the Series Finance Charge Account, in immediately available funds, the amount of Interchange to be so included as Collections of Finance Charge Receivables allocable to the Series 1994-A Certificates with respect to the preceding Monthly Period. The Seller hereby assigns, sets-over, conveys, pledges and grants a security interest and lien to the Trustee for the benefit of the Series 1994-A
Certificateholders in such Interchange and the proceeds of such Interchange, as set forth in this subsection 3(c). To the extent that a Supplement for a related Series, other than Series 1994-A, assigns, sets-over, conveys, pledges or grants a security interest in Interchange allocable to the Trust, all Investor
Certificates of any such Series (except as otherwise specified in any such Supplement) and the Series 1994-A Certificates shall rank pari passu and be equally and ratably entitled as provided herein to the benefits of such Interchange without preference or priority on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Series
Supplement and the other related Supplements.

	(d)	Recoveries.  The Servicer shall, as
promptly as possible after receiving any Recoveries on Defaulted Accounts, but in no event later than the second Business Day after receiving any such Recoveries, if all Collection
Transfer Dates are not Transfer Dates, and otherwise on each Transfer Date, deposit into the Series Finance Charge Account, in immediately available funds, an amount equal to the product of (i) the Floating Allocation
Percentage and (ii) the amount of such
Recoveries received. The deposit made by the Servicer into the Series Finance Charge Account under the preceding sentence shall be considered a Collection of Finance Charge Receivables and shall be applied in accordance with Article IV.

	(e)	Authorization to Enter into Loan
Agreement.  The Trustee is authorized and
directed to enter into the Loan Agreement on
behalf of the Trust and to perform the
obligations of the Trustee thereunder in
accordance with the terms thereof.
	(f)	Authorization to Enter into
Subordinated Loan Agreement. The Trustee is authorized and directed to enter into the Subordinated Loan Agreement on behalf of the Trust and to perform the obligations of the Trustee thereunder in accordance with the terms thereof.

	SECTION 4.  Reassignment and Transfer
Terms. The Series 1994-A Certificates shall be subject to repurchase by the Seller at its option, in accordance with the terms specified in subsection 12.02(a), on any Distribution Date on or after the Distribution Date on which the sum of the Investor Interest and the Enhancement
Invested Amount, if any, is reduced to an amount less than or equal to 5% of the Initial Investor
Interest. The deposit required in connection with any such repurchase shall be equal to the Investor Interest plus accrued and unpaid interest on the Series 1994-A Certificates through the Record Date preceding the Distribution Date on which the repurchase occurs, plus the Enhancement Invested Amount, if any.

	SECTION 5.  Delivery and Payment for the
Series 1994-A Certificates. The Trustee shall deliver the Series 1994-A Certificates when authenticated in accordance with Section 6.02.

	SECTION 6.  Depository; Form of Delivery of
Series 1994-A Certificates.

	(a)	The Series 1994-A Certificates shall
be delivered as Book-Entry Certificates as provided in Sections 6.01 and 6.10.

	(b)	The Depository for Series 1994-A shall
be The Depository Trust Company, and the Series
1994-A Certificates shall be initially
registered in the name of CEDE & Co., its nominee.

	SECTION 7.  Article IV of Agreement.
Sections 4.01, 4.02, 4.03, 4.04 and 4.05 of the
Agreement shall be read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.01, 4.02, 4.03,
4.04 and 4.05 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1994-A Certificates:


ARTICLE IV
RIGHTS OF CERTIFICATEHOLDERS AND
ALLOCATION AND APPLICATION OF COLLECTIONS

	SECTION 4.06  Allocations.

	(a)	Allocations During the Revolving
Period.  During the Revolving Period, the
Servicer shall, prior to the close of business on each Collection Transfer Date, allocate to the Series 1994-A Certificateholders or the Holder of the Exchangeable Seller Certificate and pay or deposit from the Collection Account and from the accounts, if any, established pursuant to any other Series to which the Series
1994-A Certificateholders are entitled to receive payments therefrom, the following amounts as set forth below:

(i)	(A) Pay to the Holder of the Exchangeable
Seller Certificate an amount equal to the product of (1) the applicable Seller Percentage on each related Date of Processing and (2) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such date, (B) so long as the Seller Interest on such Collection Transfer Date is greater than or equal to the Minimum Seller Interest, pay to the Holder of the Exchangeable Seller Certificate an amount equal to the product of (1) the applicable Seller Percentage on such Date of Processing and (2) the aggregate amount of Collections processed in respect of Principal
Receivables on such Date of Processing, and (C) if such Seller Interest on such Collection
Transfer Date is less than the Minimum Seller
Interest, (1) deposit into the Seller's Account that portion of the applicable Seller Percentage on the Date of Processing of the aggregate amount of Collections processed as Principal
Receivables on such date as is necessary to cause the balance of the Seller's Account after giving effect to such deposit to be not less than 4% of the Minimum Aggregate Principal
Receivables on such date and (2) pay the remainder of such amount to the Holder of the Exchangeable Seller Certificate.

(ii)	Deposit in the Series Finance Charge
Account an amount equal to the product of (A) the applicable Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing plus from the accounts, if any, established pursuant to any other Series to which the Series 1994-A Certificateholders are entitled to receive payments therefrom, the product of the Series 1994-A Finance Charge
Shortfall and the Available Finance Charge
Percentage.

(iii)	Deposit in the Series Principal
Account of each principal Sharing Series in Group One that is a Principal Sharing Series for such Monthly Period an amount equal to the product of (x) the product of (A) the Investor
Percentage on the Date of Processing of such Collections and (B) the aggregate amount of such Collections processed in respect of Principal
Receivables on such Date of Processing (the
"Series 1994-A Shared Principal Collections") for such Distribution Date and (y) a fraction, the numerator of which is the product of the Principal Shortfall for such Series and the Allocable Principal Shortfall Percentage and the denominator of which is the aggregate amount of Principal Shortfalls for all Series in Group One that are Principal Sharing Series for such Monthly Period and any further excess shall be paid to the Holder of the Exchangeable Seller
Certificate; provided, however, that the amount to be paid to the Holder of the Exchangeable
Seller Certificate pursuant to this subsection
4.06(a)(iii) with respect to any Date of Processing shall be paid to the Holder of the Exchangeable Seller Certificate if and only to the extent that the Seller Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.03(b)), and otherwise shall be considered an Unallocated
Principal Collection and shall be deposited into the Series Principal Account for treatment in accordance with subsection 4.06(d).

	(b)	Allocations During the Controlled
Amortization Period.  During the Controlled
Amortization Period, the Servicer shall, prior to the close of business on each Collection
Transfer Date, allocate to the Series 1994-A
Certificateholders or the Holder of the
Exchangeable Seller Certificate and pay or deposit from the Collection Account and from the accounts, if any, established pursuant to any other Series to which the Series 1994-A
Certificateholders are entitled to receive payments therefrom, the following amounts as set forth below:

(i)	(A) Pay to the Holder of the Exchangeable
Seller Certificate an amount equal to the product of (x) the applicable Seller Percentage on each related Date of Processing and (y) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such date, (B) so long as the Seller Interest on such Collection Transfer Date is greater than or equal to the Minimum Seller Interest, pay to the Holder of the Exchangeable Seller Certificate an amount equal to the product of (x) the applicable Seller Percentage on such Date of Processing and (y) the aggregate amount of Collections processed in respect of Principal
Receivables on such Date of Processing, and (C) if such Seller Interest on such Collection
Transfer Date is less than the Minimum Seller
Interest, (1) deposit into the Seller's Account that portion of the applicable Seller Percentage on the Date of Processing of the aggregate amount of Collections processed as Principal
Receivables on such date as is necessary to cause the balance of the Seller's Account after giving effect to such deposit to be not less than 4% of the Minimum Aggregate Principal
Receivables on such date and (2) pay the remainder of such amount to the Holder of the Exchangeable Seller Certificate.

(ii)	Deposit in the Series Finance Charge
Account an amount equal to the product of (A) the applicable Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing plus from the accounts, if any, established pursuant to any other Series to which the Series 1994-A Certificateholders are entitled to receive payments therefrom, the product of the Series 1994-A Finance Charge
Shortfall and the Available Finance Charge
Percentage.

(iii)	Deposit in the Series Principal
Account an amount, if any, equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing (for any such Date of Processing, a "Percentage Allocation"); provided, however, that if the sum of such Percentage Allocation and all preceding Percentage Allocations, if any, with respect to the same Monthly Period
(the "Monthly Total Percentage Allocation") exceeds the sum of the Controlled Amortization
Amount and the Deficit Controlled Amortization
Amount for such Monthly Period (the "Controlled
Distribution Amount"), then such excess (the
"Series 1994-A Shared Principal Collections") shall not be treated as a Percentage Allocation and an amount shall be deposited in the Series
Principal Account of each principal Sharing
Series in Group One that is a Principal Sharing
Series for such Monthly Period in an amount equal to the product of (x) the Series 1994-A
Shared Principal Collections for such
Distribution Date and (y) a fraction, the numerator of which is the product of the Principal Shortfall for such Series and the Allocable Principal Shortfall Percentage and the denominator of which is the aggregate amount of Principal Shortfalls for all Series in Group One that are Principal Sharing Series for such Monthly Period and any further excess shall be paid to the Holder of the Exchangeable Seller
Certificate only if and to the extent that the Seller Interest is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in this subsection 4.06(b)) and otherwise shall be considered an Unallocated
Principal Collection and shall be deposited into the Series Principal Account for treatment in accordance with subsection 4.06(d); provided further, that if on the last day of the Monthly
Period the Monthly Total Percentage Allocation is less than the Controlled Distribution Amount
(the "Series 1994-A Principal Shortfall"), then the Trustee shall deposit in the Series
Principal Account an amount equal to the product of the Series 1994-A Principal Shortfall and the Available Principal Shortfall Percentage and the
Series 1994-A Principal Shortfall minus such product shall be the Deficit Controlled
Amortization Amount for the next succeeding
Monthly Period and the Monthly Total Percentage
Allocation shall be deposited to the Principal
Account.

	(c)	Allocations During the Rapid
Amortization Period.  During the Rapid
Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection
Account, allocate to the Series 1994-A
Certificateholders and pay or deposit from the Collection Account and from the accounts, if any, established pursuant to any other Series to which the Series 1994-A Certificateholders are entitled to receive payments therefrom, the following amounts as set forth below:

(i)	(A) Pay to the Holder of the Exchangeable
Seller Certificate an amount equal to the product of (x) the applicable Seller Percentage on each related Date of Processing and (y) the aggregate amount of collections processed in respect of Finance Charge Receivables on such date, (B) so long as the Seller Interest on such Collection Transfer Date is greater than or equal to the Minimum Seller Interest, pay to the Holder of the Exchangeable Seller Certificate an amount equal to the product of (x) the applicable Seller Percentage on such Date of Processing and (y) the aggregate amount of Collections processed in respect of Principal
Receivables on such Date of Processing, and (C) if such Seller Interest on such Collection
Transfer Date is less than the Minimum Seller
Interest, (1) deposit into the Seller's Account that portion of the applicable Seller Percentage on the Date of Processing of the aggregate amount of Collections processed as Principal
Receivables on such date as is necessary to cause the balance of the Seller's Account after giving effect to such deposit to be not less than 4% of the Minimum Aggregate Principal
Receivables on such date and (2) pay the remainder of such amount to the Holder of the Exchangeable Seller Certificate.

(ii)	Deposit in the Series Finance Charge
Account an amount equal to the product of (A) the applicable Floating Allocation Percentage on the Date of Processing of such Collections and
(B) the aggregate amount of such Collections processed in respect of Finance Charge
Receivables on such Date of Processing plus from the accounts, if any, established pursuant to any other Series to which the Series 1994-A
Certificateholders are entitled to receive payments therefrom, the product of the Series
1994-A Finance Charge Shortfall and the
Available Finance Charge Percentage.

(iii)	Deposit in the Series Principal
Account an amount equal to the product of (A) the Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing; provided, however, that after the date on which the sum of the Investor Interest and the Enhancement Invested Amount have been reduced to zero, the amount determined in accordance with this subparagraph (iii) shall be paid to the Holder of the Exchangeable Seller
Certificate if and to the extent that the Seller
Interest on such Date of Processing is greater than zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.06(b)), and otherwise shall be considered an Unallocated Principal Collection and shall be allocated as a Principal Receivable in the manner provided in Article IV excluding any allocations to the Series 1994-A
Certificateholders.

	(d)	Unallocated Principal Collections.
Any Collections in respect of Principal
Receivables not allocated and paid to the Holder of the Exchangeable Seller Certificate because of the limitations contained in subsection
4.06(a)(iii), 4.06(b)(iii) or 4.06(c)(iii) of
the Agreement ("Unallocated Principal
Collections") shall be held in the Series
Principal Account. If, on any Business Day, (i) there are Unallocated Principal Collections on deposit in the Series Principal Account and (ii) after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Business Day, the Seller Interest exceeds zero, the Servicer shall direct the Trustee in writing to withdraw, and the Trustee shall in accordance with such instructions withdraw, from the Series Principal Account and pay to the Holder of the Exchangeable Seller Certificate an amount equal to the lesser of (x) the amount by which the Seller Interest exceeds zero and (y) the Unallocated Principal Collections on deposit in the Series Principal Account. On each
Distribution Date with respect to the Controlled
Amortization Period, any such Unallocated
Principal Collections held in the Series
Principal Account on such Distribution Date shall be included in the funds to be distributed pursuant to Section 4.10 on such Distribution
Date.

	SECTION 4.07  Investor Charge-Offs.  If on
any Distribution Date the Total Withdrawal
Amount for such Distribution Date exceeds the Available Cash Collateral Amount with respect to such Distribution Date (or if, on any Distribution Date following the payment in full of the Investor Interest to the Series 1994-A
Certificateholders, the Investor Default Amount exceeds the Available Finance Charge Collections allocated and available to fund such Investor
Default Amount), the Enhancement Invested Amount shall be reduced by the amount of such excess, but not by more than the Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Enhancement
Invested Amount to be a negative number, the Enhancement Invested Amount shall be reduced to zero, and the Investor Interest will be reduced by the amount by which the Enhancement Invested
Amount would have been reduced below zero, but not by more than the excess, if any, of the Investor Default Amount for such Distribution
Date over the aggregate amount of the reduction, if any of the Enhancement Invested Amount for such Distribution Date pursuant to this Section
4.07 (an "Investor Charge-Off").  Investor
Charge-Offs shall thereafter be reimbursed and the Investor Interest increased (but not by an amount in excess of the aggregate Investor
Charge-Offs) on any Distribution Date by the amount of Monthly Period Finance Charge Account
Allocation allocated and available for that purpose pursuant to Section 4.08(e). Charge-offs deducted from the Enhancement Invested
Amount pursuant to clause (c) of the definition thereof shall thereafter be reimbursed and the Enhancement Invested Amount increased (but not by an amount in excess of the aggregate of such charge-offs allocated to the Enhancement
Invested Amount) on any Distribution Date by the amount of Available Finance Charge Collections
Allocated and available for that purpose pursuant to Section 4.08(f).

	SECTION 4.08  Monthly Payments.  On each
Determination Date, the Servicer shall instruct the Trustee in writing to withdraw, and on the succeeding Transfer Date the Trustee acting in accordance with such instructions shall withdraw, the amounts required to be withdrawn from the Series Finance Charge Account pursuant to subsections 4.08(a), (b), (c), (d), (e), (f)
and (g).  On each Determination Date, the
Servicer shall also determine the amount (the
"Total Withdrawal Amount"), if any, by which (i) the sum of (a) Certificate Interest for the following Transfer Date, plus (b) the Investor
Monthly Servicing Fee accrued in respect of the preceding Monthly Period, plus (c) the Aggregate
Investor Default Amount, if any, for the preceding Monthly Period plus (d) the sum of the Monthly Loan Fee and the Subordinated Monthly
Loan Fee accrued in respect of the preceding
Monthly Period, if any, plus, (e) the aggregate amount of Investor Charge Offs plus (f) the aggregate amount by which the Enhancement
Invested Amount has been reduced pursuant to clause (c) of the definition of "Enhancement
Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) (collectively, the "Current Payment Due"), exceeds (ii) the sum of (a) Collections of Finance Charge Receivables
(other than Interchange and Receivables in Defaulted Accounts) allocated to the Series
1994-A Certificates during the prior Monthly
Period and deposited or to be deposited in the Series Finance Charge Account, (b) any amounts deposited or to be deposited in the Series
Finance Charge Account for the Monthly Period with respect to Cardholder Fees reassigned pursuant to Section 2.08, (c) any amounts deposited or to be deposited in the Series
Finance Charge Account for the prior Monthly
Period, with respect to Ineligible Finance
Charge Receivables reassigned pursuant to subsection 2.04(d)(iii), (d) any amounts deposited or to be deposited in the Series
Finance Charge Account for the prior Monthly
Period, with respect to Discount Option
Receivables reassigned pursuant to Section 2.09 of the Agreement, (e) any amounts deposited or to be deposited in the Series Finance Charge
Account for the prior Monthly Period with respect to Recoveries, (f) any Interchange allocated to the Series 1994-A Certificates for the prior Monthly Period and deposited or to be deposited in the Finance Charge Account for the prior Monthly Period pursuant to subsection 3(c)
(such sum, the "Monthly Period Finance Charge
Account Allocation") and (g) the product of the Series 1994-A Finance Charge Shortfall and the
Available Finance Charge Percentage. In the event that the Total Withdrawal Amount is greater than zero, the Servicer shall on such Determination Date notify the Trustee in writing of the Total Withdrawal Amount and, on the immediately succeeding Distribution Date, the
Trustee shall make a withdrawal from the Subordinated Cash Collateral Account and, if the amount of the Total Withdrawal Amount exceeds the amount in the Subordinated Cash Collateral
Account, shall make a withdrawal from the Cash
Collateral Account equal to such excess, in the amount of such Total Withdrawal Amount (up to the Available Cash Collateral Amount on such date) (such amount withdrawn, the "Withdrawn
Amount") and such amount shall be immediately deposited into the Series Finance Charge
Account. Each such instruction and notice required by this Section 4.08 shall be in substantially the form of Exhibit B hereto.
Such withdrawal shall be made first from the Subordinated Cash Collateral Account and after depletion of amounts on deposit therein from the Seller's Collateral Account and, after depletion of the amounts on deposit therein, from the Bank
Collateral Account.

	(a) Certificate Interest.  On each Transfer
Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Series Finance Charge
Account and deposit to the Distribution Account an amount equal to the lesser of (i) the sum of
(A) the Monthly Period Finance Charge Account allocation, (B) the product of the Series 1994-A
Finance Charge shortfall and the Available
Finance Charge Percentage and (C) the Withdrawn
Amount, if any, and (ii) the amount on deposit in the Series Finance Charge Account with respect to such Monthly Period to the extent necessary to pay (i) first, Certificate Interest in an amount equal to the product of (A) the actual number of days in the related Interest
Period divided by 360, (B) the Certificate Rate and (C) the Investor Interest determined as of the Record Date preceding such Transfer Date (or the Initial Investor Interest in the case of the first Interest Period); and (ii) then, an amount equal to the amount of any unpaid Deficiency
Amounts, as defined below, plus interest on such Deficiency Amount at a per annum rate equal to the Certificate Rate plus 2.00%, but in no event greater than the highest rate permitted by law.
On such Transfer Date the Trustee shall deposit such funds into the Distribution Account. If the amounts described in this subsection 4.08(a) are insufficient to pay such interest in respect of any Monthly Period, payments to the Series
1994-A Certificateholders will be reduced by the amount of such deficiency. The amount, if any, of such deficiency for any month shall be referred to as the "Deficiency Amount." Interest shall not accrue on Deficiency Amounts.
Certificate Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

	(b) Servicing Fee. On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Series Finance Charge Account an amount equal to the lesser of (i) the sum of (A) the Monthly Period Finance Charge Account
Allocation, (B) the product of the Series 1994-A
Finance Charge Shortfall and the Available
Finance Charge Percentage and (C) the Withdrawn
Amount, if any, less any amounts withdrawn from the Series Finance Charge Account pursuant to subsection 4.08(a), and (ii) the Investor
Monthly Servicing Fee accrued in respect of the preceding Monthly Period plus all accrued and unpaid Investor Monthly Servicing Fees in respect of previous Monthly Periods, and the Trustee shall pay such amount to the Servicer.

	(c) Monthly Loan Fee.  On each Transfer
Date during the Rapid Amortization Period, the
Trustee, acting in accordance with instructions of the Servicer, shall withdraw from the Series
Finance Charge Account an amount equal to the lesser of (i) the sum of (A) the Monthly Period
Finance Charge Account Allocation, (B) the product of the Series 1994-A Finance Charge
Shortfall and the Available Finance Charge
Percentage and (C) the Withdrawn Amount, if any, less any amounts withdrawn from the Series
Finance Charge Account pursuant to subsections
4.08(a) and (b) and (ii) the Monthly Loan Fee accrued in respect of the preceding Monthly
Period plus all accrued and unpaid Monthly Loan
Fees in respect of previous Monthly Periods, and the Trustee shall pay such amount to the Cash
Collateral Depositor.

	(d) Defaults.  On each Transfer Date, the
Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Series Finance Charge Account an amount equal to the lesser of (i) the sum of (A) the Monthly
Period Finance Charge Account Allocation, (B) the product of the Series 1994-A Finance Charge
Shortfall and the Available Finance Charge
Percentage and (C) the Withdrawn Amount, if any, less any amounts withdrawn from the Series
Finance Charge Account pursuant to subsections
4.08(a), (b) and (c) and (ii) the Aggregate
Investor Default Amount, if any, for the preceding Monthly Period, and the Trustee shall
(A) during the Revolving Period, apply such amount in accordance with subsection
4.06(a)(iii) and (B) during the Controlled
Amortization Period or the Rapid Amortization
Period, deposit such amount in accordance with subsections 4.06(b)(iii) and 4.06(c)(iii), respectively, in each case as if such amounts were Collections of Principal Receivables.

	(e) Reimbursement of Investor Charge Offs.
On each Transfer Date, the Trustee, acting in accordance with instructions of the Servicer, shall withdraw from the Series Finance Charge
Account an amount equal to the lesser of (i) the sum of (A) the Monthly Period Finance Charge
Account Allocation, (B) the product of the Series 194-A Finance Charge Shortfall and the
Available Finance Charge Percentage and (C) the
Withdrawn Amount, if any, less any amounts withdrawn from the Series Finance Charge Account pursuant to subsections 4.08(a), (b), (c) and
(d) and (ii) an amount equal to the aggregate amount of Investor Charge Offs, if any, which have not theretofore been reimbursed pursuant to this subsection 4.08(d), and shall (A) during the Revolving Period, apply such amounts in accordance with subsection 4.06(a)(iii) and (B) during the Controlled Amortization Period or the Rapid Amortization Period deposit such amounts in accordance with subsections 4.06(b)(iii) and 4.06(c)(iii), respectively, as if such amounts were Collections of Principal Receivables. On the date of any such reimbursement, the Investor
Interest shall be increased by the amount of such reimbursement of Investor Charge Offs.

	(f) Reimbursement of Reductions to
Enhancement Invested Amount.  On each Transfer
Date, the Trustee, acting in accordance with instructions of the Servicer, shall withdraw from the Series Finance Charge Account an amount equal to the lesser of (i) the sum of (A) the Monthly Period Finance Charge Account
Allocation, (B) the product of the Series 1994-A
Finance Charge Shortfall and the Available
Finance Charge Percentage and (C) the Withdrawn
Amount, if any, less any amounts withdrawn from the Series Finance Charge Account pursuant to
Sections 4.08(a), (b), (c), (d) and (e) and (ii) an amount equal to the aggregate amount by which the Enhancement Invested Amount has been reduced pursuant to clause (c) of the definition of "Enhancement Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal
Collections with respect to such Distribution
Date;

	(g) Transfers to the Cash Collateral
Account and the Subordinated Cash Collateral
Account. On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Series Finance
Charge Account an amount up to the Monthly
Period Finance Charge Account Allocation less any amounts withdrawn from the Series Finance
Charge Account pursuant to subsections 4.06(a),
(b), (c), (d), (e) and (f) (such remaining funds, the "Excess Spread"). The Trustee, acting in accordance with the Servicer's instructions, shall on such Transfer Date:

(i)	pay to the Cash Collateral Depositor an
amount equal to that portion of interest payable to the Cash Collateral Depositor on such Transfer Date that has accrued at the rate calculated in accordance with subsection
2.3(a)(i) of the Loan Agreement;

(ii)	deposit in the Cash Collateral Account as
provided in the Loan Agreement an amount of Excess Spread equal to the least of (A) the amount of Excess Spread remaining after the payment made pursuant to subsection 4.08(g)(i) on such Transfer Date and (B) the excess of the Required Cash Collateral Amount for such
Transfer Date over the amount of funds on deposit in the Cash Collateral Account (without giving effect to any deposit made on such date hereunder in accordance with the Loan Agreement) and (C) the sum of amounts withdrawn from the Cash Collateral Account and not reimbursed pursuant to this subsection.;

(iii)	pay in accordance with Section 2.2 of
the Loan Agreement the excess, if any, of the Excess Spread over the sum of the amount paid to the Cash Collateral Depositor pursuant to
Section 4.08(g)(i) and the amount deposited to the Cash Collateral Account pursuant to subsection 4.08(g)(ii) on such Transfer Date;

(iv)	pay to the Subordinated Cash Collateral
Depositor an amount of Excess Spread equal to the lessor of (A) the amount of Excess Spread remaining after the payments made pursuant to subsections 4.08(g)(i)-(iii) on such Transfer
Date and (B) the sum of that portion of interest payable to the Subordinated Cash Collateral
Depositor on such Transfer Date that has accrued at the rate calculated in accordance with subsection 2.3(a) of the Subordinated Loan
Agreement and that portion of the Subordinated
Monthly Loan Fee payable to the Subordinated
Cash Collateral Depositor on such Transfer Date that has accrued at the rate calculated in accordance with subsection 2.3(b) of the Subordinated Loan Agreement;

(v)	deposit in the Subordinated Cash Collateral
Account as provided in the Subordinated Loan
Agreement an amount of Excess Spread equal to the lessor of (A) the amount of Excess Spread remaining after the payments made pursuant to subsection 4.08(g)(i)-(iv) on such Transfer Date and (B) the excess of the Required Cash
Collateral Amount for such Transfer Date over the sum of the amount of funds on deposit in the Subordinated Cash Collateral Account and the
Cash Collateral Account (without giving effect to any deposit made on such date hereunder in accordance with the Subordinated Loan
Agreement); and

(vi)	pay in accordance with Section 2.2 of the
Subordinated Loan Agreement the excess, if any, of the Excess Spread over the sum of the amounts paid or deposited pursuant Subsections
4.08(g)(i)-(v) on such Transfer Date.

	(h) On each Transfer Date, the Trustee,
acting in accordance with instructions from the Servicer, shall withdraw from the Series Finance
Charge Account and deposit in the Series Finance
Charge Account of each Series in Group One an amount equal to the product of (x) the amount deposited in such Finance Charge Account during the Monthly Period minus any amounts withdrawn pursuant to Subsections 4.08(a)-(g) and (y) a fraction, the numerator of which is the product of the Finance Charge Shortfall for such Series in Group One for such Monthly Period and the Allocable Finance Charge Percentage and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all Series in
Group One.

	SECTION 4.09  Payment of Certificate
Interest.  On each Distribution Date, the Paying
Agent shall pay in accordance with Section 5.01 to the Series 1994-A Certificateholders from the Distribution Account the amount deposited into the Distribution Account pursuant to subsection
4.08(a) on the preceding Transfer Date.

	SECTION 4.10  Payment of Certificate
Principal.

	(a)	On the Determination Date in the
calendar month following the Monthly Period in which either the Controlled Amortization Period or the Rapid Amortization Period commences, and on each Determination Date thereafter, the Servicer shall instruct the Trustee to withdraw, and on the next succeeding Transfer Date the Trustee shall withdraw, from the Series
Principal Account and deposit in the
Distribution Account (1) the amount deposited in the Series Principal Account pursuant to subsection 4.06(b)(iii), 4.06(c)(iii) or 4.06(d)
during the preceding Monthly Period (or to be deposited in the Series Principal Account on such Transfer Date with respect to the preceding
Monthly Period pursuant to the third paragraph of subsection 4.03(a) of the Agreement), and (2) the amount to be deposited in the Series
Principal Account on such Transfer Date pursuant to subsections 4.08(d), 4.08(e) or 4.10(b);
provided, that with respect to any Transfer Date during the Controlled Amortization Period,
Unallocated Principal Collections shall be deposited into the Distribution Account pursuant to subsection 4.06(d) only to the extent necessary to insure that not less than the Controlled Distribution Amount is deposited into the Distribution Account on such Transfer Date, and any excess shall be held in the Series
Principal Account and treated as Unallocated
Principal Collections on the following Transfer
Date; provided, further, for each Distribution
Date with respect to the Rapid Amortization
Period, beginning with the Distribution Date of which the Investor Interest is paid in full, an amount equal to the balance, if any, of such Available Principal Collections then on deposit in the Collection Account and the Distribution
Account related to the payments of principal, to the extent of the Enhancement Invested Amount, if any, shall be distributed to the Cash
Collateral Depositor for application in
accordance with the Loan Agreement; provided, further, that with respect to the final Transfer
Date, the Trustee shall withdraw from the Series
Principal Account and deposit into the
Distribution Account an amount which is no greater than the Investor Interest plus the Enhancement Invested Amount as of the end of the day of the preceding Record Date and shall pay the remainder on deposit in the Series Principal
Account to the Holder of the Exchangeable Seller
Certificate only if and to the extent that the Seller Interest on such Date of Processing exceeds zero (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.03(b)); provided, further, that if the Seller Interest does not exceed zero on such date, such excess shall be deposited into the Series Principal Account for treatment as a Principal Receivable pursuant to Article IV.

	(b)	Upon the occurrence of an Economic Pay
Out Event, on the Determination Date preceding the Economic Pay Out Distribution Date, the
Servicer shall give written notice to the Trustee, the Cash Collateral Depositor and the
Subordinated Cash Collateral Depositor, in substantially the form of Exhibit B, of such event and of an amount equal to the least of (i) the outstanding principal amount of the Series
1994-A Certificates (determined after giving effect to any deposit or distribution to be made pursuant to Sections 4.06 on such Economic Pay
Out Distribution Date), (ii) the difference between (A) the amount on deposit in the Cash
Collateral Account, determined after giving effect to any withdrawals from the Cash
Collateral Account to be made on the
Distribution Date and (B) the Base Collateral
Amount, and (iii) $42,750,000 (such amount, the
"Principal Draw Amount").  On such Economic Pay
Out Distribution Date, the Servicer shall instruct the Trustee to withdraw the Principal
Draw Amount from the Cash Collateral Account and deposit the same into the Series Principal
Account for payment to the Certificateholders on the related Distribution Date in accordance with
Section 5.1.

	(c)	On each Distribution Date occurring
after a deposit is made pursuant to subsection
4.10(a), the Paying Agent shall pay in
accordance with Section 5.01 to the
Certificateholders from the Distribution Account the amount deposited into the Distribution
Account pursuant to subsection 4.10 on the related Transfer Date.

	SECTION 4.11  Establishment of the Cash
Collateral Account.

	(a) Cash Collateral Account. The Trustee, for the benefit of the Series 1994-A
Certificateholders and the Cash Collateral
Depositor, as their interests appear herein, which interest in the case of the Cash
Collateral Depositor shall be subordinated to the interests of the Series 1994-A
Certificateholders as provided herein and in the Loan Agreement, shall establish and maintain or cause to be established and maintained with a Qualified Institution, which shall be the Trustee so long as the Trustee is a Qualified
Institution, in the name of the Trustee, on behalf of the Series 1994-A Certificateholders and the Cash Collateral Depositor, as their interests appear herein, which interest in the case of the Cash Collateral Depositor shall be subordinated to the interests of the Series
1994-A Certificateholders as provided herein and in the Loan Agreement, a "Seller's Collateral
Account" and a "Bank Collateral Account".  The
Sellers Collateral Account and the Bank
Collateral Account are collectively referred to as the "Cash Collateral Account" and each account shall be a segregated trust account with the corporate trust department of such Qualified
Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1994-A
Certificateholders and the Cash Collateral
Depositor, as their interests appear herein, which interest in the case of the Cash
Collateral Depositor shall be subordinated to the interests of the Series 1994-A
Certificateholders as provided herein and in the Loan Agreement. In the event that the Cash
Collateral Account is not maintained with the Trustee, the Servicer shall deliver to the Trustee, not later than the date of transfer of the Cash Collateral Account from the Trustee, an Officer's Certificate setting forth the locations, title and account number of the Cash
Collateral Account. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral
Account and in all proceeds thereof. The Cash
Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1994-A Certificateholders and the Cash Collateral Depositor, as their interests appear herein, which interest in the case of the Cash Collateral Depositor shall be subordinated to the interests of the Series
1994-A Certificateholders as provided herein and in the Loan Agreement. If, at any time, to the knowledge of a Responsible Officer of the Trustee, the institution holding the Cash
Collateral Account ceases to be a Qualified
Institution, the Trustee shall notify the Rating
Agency and within 10 Business Days establish a new Cash Collateral Account meeting the conditions specified above with a Qualified
Institution acceptable to the Cash Collateral
Depositor and shall transfer any cash or any investments to such new Cash Collateral Account.
From the date such new Cash Collateral Account is established, it shall be the "Cash Collateral
Account." The Trustee, acting in accordance with instructions from the Servicer, shall (i) on the Closing Date, deposit in the Cash Collateral
Account the $56,250,000 proceeds of the advance to be made on such date by the Cash Collateral
Depositor pursuant to the Loan Agreement, (ii) on each Transfer Date make the deposit and make the withdrawal in the amounts specified in
Section 4.08, and (iii) make withdrawals from the Cash Collateral Account from time to time in an amount up to the amount on deposit therein
(exclusive or interest and earnings thereon and net of any investment losses and expenses) at such time, for the purposes set forth in this
Section 4.11 and Sections 4.10 and 4.13.  The
Available Cash Collateral Amount will be reduced by the amount of each such withdrawal as provided in the definition thereof set forth in
Section 2 hereof. The Cash Collateral Depositor shall not be entitled to reimbursement from the Trust assets for any withdrawals from the Cash
Collateral Account except as specifically provided herein and in the Loan Agreement.

	(b)	Administration of the Cash Collateral
Account. Except as provided in Section 2.6 of the Loan Agreement, funds on deposit in the Cash
Collateral Account shall at the written
direction of the Servicer be invested by the Trustee in Cash Collateral Account Investments.
Funds on deposit in the Cash Collateral Account on any Transfer Date, after giving effect to any deposits to or withdrawals from the Cash
Collateral Account on such Transfer Date, shall be invested to the extent practicable in such investments that will mature so that such funds will be available for withdrawal on or as close as possible to, but in any event no later than, the following Transfer Date.

	The Trustee shall maintain for the benefit of the Series 1994-A Certificateholders and the Cash Collateral Depositor as their interests appear herein, which interest in the case of the Cash Collateral Depositor shall be subordinated to the interests of the Series 1994-A
Certificateholders as provided herein and in the Loan Agreement, possession or control of the negotiable instruments or securities evidencing the Cash Collateral Account Investments described in clause (a) of the definition thereof from the time of purchase thereof until the time of maturity. On each Transfer Date, all interest and earnings (net of losses and investment expenses) earned during the preceding
Monthly Period on funds on deposit in the Cash
Collateral Account shall be withdrawn from the Cash Collateral Account for application in accordance with Section 2.2 of the Loan
Agreement. Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer of which the Trustee shall have received written notification thereof, shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Cash Collateral Account.
In the event the Trustee is at any time
maintaining the Cash Collateral Account, any request by the Servicer to invest funds on deposit in the Cash Collateral Account shall be in writing and shall certify that the requested investment is a Cash Collateral Account
Investment which matures at or prior to the time required hereby. For purposes of determining the availability of funds or the balances in the Cash Collateral Account for any reason under this Agreement, all investment earnings on such funds shall be deemed not to be available or on deposit.

	(c)	Notice of Withdrawals.  In the event
that, for any Transfer Date, the Total
Withdrawal Amount is greater than zero, the Servicer shall give written notice to the Trustee, in substantially the form of Exhibit B hereto, of such Total Withdrawal Amount on the related Determination Date.

	(d)	Application of Cash Collateral Account
Surplus. If the Cash Collateral Account Surplus on any Transfer Date, after giving effect to all deposits to and the withdrawal from the Cash
Collateral Account pursuant to Section 4.08 on such Transfer Date, is greater than zero then
(i) during the Revolving Period, if the amount on deposit in the Subordinated Cash Collateral
Account is equal to zero, the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Cash
Collateral Account for application in accordance with Section 2.2 of the Loan Agreement, an amount equal to the Cash Collateral Account
Surplus and (ii) during the Controlled
Amortization Period or the Rapid Amortization
Period, the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Cash Collateral Account for application in accordance with Section 2.2 of the Loan Agreement, an amount equal to the product of (i) the Cash Collateral Account
Surplus and (ii) a fraction the numerator of which is the amount on deposit in the Cash
Collateral Account (exclusive of interest and earnings thereon and net of any investment losses and expenses) and the denominator of which is the sum of the amount on deposit in the Cash Collateral Account (exclusive of interest and earnings thereon and net of any investment losses and expenses) and the amount on deposit in the Subordinated Cash Collateral Account
(exclusive of interest and earnings thereon and net of any investment losses and expenses).

	(e)	Termination of Series.  Upon the
earlier to occur of the Business Day succeeding
(i) the termination of the Trust pursuant to
Section 12.01 of the Agreement and (ii) the Series Termination Date, the Trustee, acting in accordance with the written instructions of the Servicer, after the prior payment of all amounts owing to the Series 1994-A Certificateholders and the Servicer and payable from the Cash
Collateral Account as provided herein, shall withdraw from the Cash Collateral Account, the Series Finance Charge Account and the Series
Principal Account all amounts on deposit in such Accounts for application in accordance with
Section 2.2 of the Loan Agreement.

	(f)	Approvals and Consents by, and
Payments to, Cash Collateral Depositor. Any consent, notice, approval, waiver or direction required under this Agreement to be given, or any remedy to be exercised hereunder, by the Cash Collateral Depositor shall be exercised or given (i) in accordance with the terms of the Loan Agreement, by the party appointed to act as agent (the "Agent") for the Cash Collateral
Depositor pursuant to the Loan Agreement or (ii) following notice by the Cash Collateral
Depositor to the Trustee of the termination of the Loan Agreement, by the Seller. Any amounts to be paid to the Cash Collateral Depositor under this Agreement shall be made to the Agent, and the Trustee shall be wholly protected and discharged upon making any such payment in accordance with the written instructions, which may be standing instructions, of the Agent.

	SECTION 4.11A  Establishment of the
Subordinated Cash Collateral Account.

	(a) 	Subordinated Cash Collateral Account.
The Trustee, for the benefit of the Series 1994-
A Certificateholders and the Subordinated Cash
Collateral Depositor, as their interests appear herein, which interest in the case of the Subordinated Cash Collateral Depositor shall be subordinated to the interests of the Series
1994-A Certificateholders as provided herein and in the Subordinated Loan Agreement, shall establish and maintain or cause to be established and maintained with a Qualified
Institution, which shall be the Trustee so long as the Trustee is a Qualified Institution, in the name of the Trustee, on behalf of the Series
1994-A Certificateholders and the Subordinated
Cash Collateral Depositor, as their interests appear herein, which interest in the case of the Subordinated Cash Collateral Depositor shall be subordinated to the interests of the Series
1994-A Certificateholders as provided herein and in the Subordinated Loan Agreement, a "Subordinated Cash Collateral Account" and such account shall be a segregated trust account with the corporate trust department of such Qualified
Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1994-A
Certificateholders and the Subordinated Cash
Collateral Depositor, as their interests appear herein, which interest in the case of the Subordinated Cash Collateral Depositor shall be subordinated to the interests of the Series
1994-A Certificateholders as provided herein and in the Subordinated Loan Agreement. In the event that the Subordinated Cash Collateral
Account is not maintained with the Trustee, the Servicer shall deliver to the Trustee, not later than the date of transfer of the Subordinated
Cash Collateral Account from the Trustee, an
Officer's Certificate setting forth the
locations, title and account number of the Subordinated Cash Collateral Account. The
Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Subordinated Cash Collateral Account and in all proceeds thereof. The Subordinated
Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1994-A Certificateholders and the Subordinated Cash Collateral Depositor, as their interests appear herein, which interest in the case of the Subordinated Cash Collateral
Depositor shall be subordinated to the interests of the Series 1994-A Certificateholders as provided herein and in the Subordinated Loan
Agreement. If, at any time, to the knowledge of a Responsible Officer of the Trustee, the institution holding the Subordinated Cash
Collateral Account ceases to be a Qualified
Institution, the Trustee shall notify the Rating
Agency and within 10 Business Days establish a new Subordinated Cash Collateral Account meeting the conditions specified above with a Qualified
Institution acceptable to the Subordinated Cash
Collateral Depositor and shall transfer any cash or any investments to such new Subordinated Cash
Collateral Account. From the date such new Cash
Collateral Account is established, it shall be the "Subordinated Cash Collateral Account." The
Trustee, acting in accordance with instructions from the Servicer, shall (i) on September 13, 1996, deposit in the Subordinated Cash
Collateral Account the $24,750,000 proceeds of the advance to be made on such date by the Subordinated Cash Collateral Depositor pursuant to the Subordinated Loan Agreement, (ii) on each Transfer Date make the deposit and make the withdrawal in the amounts specified in Section
4.08, and (iii) make withdrawals from the Subordinated Cash Collateral Account from time to time in an amount up to the amount on deposit therein (exclusive or interest and earnings thereon and net of any investment losses and expenses) at such time, for the purposes set forth in this Section 4.11A and Sections 4.10 and 4.13. The Available Cash Collateral Amount will be reduced by the amount of each such withdrawal as provided in the definition thereof set forth in Section 2 hereof. The Subordinated
Cash Collateral Depositor shall not be entitled to reimbursement from the Trust assets for any withdrawals from the Subordinated Cash
Collateral Account except as specifically provided herein and in the Subordinated Loan
Agreement.

	(b) 	Administration of the Subordinated
Cash Collateral Account.  Except as provided in
Section 2.6 of the Subordinated Loan Agreement, funds on deposit in the Subordinated Cash
Collateral Account shall at the written
direction of the Servicer be invested by the Trustee in Subordinated Cash Collateral Account
Investments.  Funds on deposit in the
Subordinated Cash Collateral Account on any
Transfer Date, after giving effect to any deposits to or withdrawals from the Subordinated
Cash Collateral Account on such Transfer Date, shall be invested to the extent practicable in such investments that will mature so that such funds will be available for withdrawal on or as close as possible to, but in any event no later than, the following Transfer Date.

	The Trustee shall maintain for the benefit of the Series 1994-A Certificateholders and the Subordinated Cash Collateral Depositor as their interests appear herein, which interest in the case of the Subordinated Cash Collateral
Depositor shall be subordinated to the interests of the Series 1994-A Certificateholders as provided herein and in the Subordinated Loan
Agreement, possession or control of the
negotiable instruments or securities evidencing the Subordinated Cash Collateral Account
Investments described in clause (a) of the definition thereof from the time of purchase thereof until the time of maturity. On each Transfer Date, all interest and earnings (net of losses and investment expenses) earned during the preceding Monthly Period on funds on deposit in the Subordinated Cash Collateral Account shall be withdrawn from the Subordinated Cash
Collateral Account for application in accordance with Section 2.2 of the Subordinated Loan
Agreement. Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer of which the Trustee shall have received written notification thereof, shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Subordinated Cash
Collateral Account. In the event the Trustee is at any time maintaining the Subordinated Cash
Collateral Account, any request by the Servicer to invest funds on deposit in the Subordinated
Cash Collateral Account shall be in writing and shall certify that the requested investment is a Subordinated Cash Collateral Account Investment which matures at or prior to the time required hereby. For purposes of determining the availability of funds or the balances in the Subordinated Cash Collateral Account for any reason under this Agreement, all investment earnings on such funds shall be deemed not to be available or on deposit.

	(c)	Application of Cash Collateral Account
Surplus. If the Cash Collateral Account Surplus on any Transfer Date, after giving effect to all deposits to and the withdrawal from the Subordinated Cash Collateral Account pursuant to
Section 4.08 on such Transfer Date, is greater than zero then (A) during the Revolving Period, the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Subordinated Cash Collateral
Account for application in accordance with
Section 2.2 of the Subordinated Loan Agreement, an amount equal to the lesser of (i) the Cash
Collateral Account Surplus and (ii) the amount on deposit in the Subordinated Cash Collateral
Account and (B) during the Controlled
Amortization Period or Rapid Amortization
Period, the Trustee, acting in accordance with the written instructions of the Servicer, shall withdraw from the Subordinated Cash Collateral
Account for application in accordance with
Section 2.2 of the Subordinated Loan Agreement, an amount equal to the product of (i) the Cash
Collateral Account Surplus and (ii) a fraction the numerator of which is the amount on deposit in the Subordinated Cash Collateral Account
(exclusive of interest and earnings thereon and net of any investment losses and expenses) and the denominator of which is the sum of the amount on deposit in the Cash Collateral Account
(exclusive of interest and earnings thereon and net of any investment losses and expenses) and the amount on deposit in the Subordinated Cash
Collateral Account (exclusive of interest and earnings thereon and net of any investment losses and expenses).

	(d)	Termination of Series.  Upon the
earlier to occur of the Business Day succeeding
(i) the termination of the Trust pursuant to
Section 12.01 of the Agreement and (ii) the Series Termination Date, the Trustee, acting in accordance with the written instructions of the Servicer, after the prior payment of all amounts owing to the Series 1994-A Certificateholders and the Servicer and payable from the Subordinated Cash Collateral Account as provided herein, shall withdraw from the Subordinated
Cash Collateral Account all amounts on deposit in such Account for application in accordance with Section 2.2 of the Subordinated Loan
Agreement.

	(e)	Approvals and Consents by, and
Payments to, Subordinated Cash Collateral
Depositor. Any consent, notice, approval, waiver or direction required under this Agreement to be given, or any remedy to be exercised hereunder, by the Subordinated Cash
Collateral Depositor shall be exercised or given by the Subordinated Cash Collateral Depositor pursuant to the Subordinated Loan Agreement or
(ii) following notice by the Subordinated Cash
Collateral Depositor to the Trustee of the termination of the Subordinated Loan Agreement, by the Seller. Any amounts to be paid to the Subordinated Cash Collateral Depositor under this Agreement shall be made to the Subordinated
Cash Collateral Depositor, and the Trustee shall be wholly protected and discharged upon making any such payment in accordance with the written instructions, which may be standing instructions, of the Subordinated Cash
Collateral Depositor. Upon receipt by the Trustee of notice from the Subordinated Cash
Collateral Depositor of the termination of the Subordinated Loan Agreement, any payments to be made to the Subordinated Loan Agreement shall be paid to the Seller.

	SECTION 4.12  Seller's or Servicer's
Failure to Make a Deposit or Payment.

	(a)	If to the knowledge of a Responsible
Officer of the Trustee the Servicer or the Seller fails to make, or give instructions to make, any payment or deposit (other than as required by subsection 2.04(d), 2.04(e),
2.04(f), 3.03, 7.04, 8.04, 9.02, 10.02 or 12.02
of the Agreement) required to be made or given by the Servicer or Seller, respectively, at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable
Series Account without instruction from the Servicer or Seller, and, if the Amounts on deposit in the Applicable Series Account are not sufficient to make such payment or deposit in full, shall make a withdrawal from the Subordinated Cash Collateral Account in an amount equal to such deficiency and, if the amount to be withdrawn from the Subordinated
Cash Collateral Account exceeds the amount available to make such payment or deposit, shall make a withdrawal from the Cash Collateral
Account equal to such deficiency and such amounts shall be immediately deposited into the Series Finance Charge Account in an amount equal to the amount of such payment or deposit (for amounts owing pursuant to Section 4.08) up to the Available Cash Collateral Amount. The
Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Series 1994-A Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Seller or the Servicer, as the case may be.

	(b)	If a withdrawal is made from the Cash
Collateral Account or the Subordinated Cash
Collateral Account pursuant to subsection
4.12(a) because of a failure of the Servicer or the Seller to make, or give instructions to make, any payment or deposit required to be made or given by the Servicer or the Seller from sources other than a withdrawal from the Cash
Collateral Account or the Subordinated Cash
Collateral Account, the Servicer or the Seller, as the case may be, shall, as appropriate, as promptly as possible but in no event later than five Business Days following such withdrawal,
(i) make the required payment, deposit or transfer, or (ii) give the Trustee written instructions to transfer the required payment or deposit in respect of which such withdrawal from the Cash Collateral Account or the Subordinated
Cash Collateral Account was made, to the Cash
Collateral Account or the Subordinated Cash
Collateral Account as appropriate.

	SECTION 4.13  Determination of LIBOR.

	(a)	On each LIBOR Determination Date, the
Servicer will determine LIBOR on the basis of quotations provided by Reference Banks as of 11:00 A.M. (London time) on such LIBOR
Determination Date as such quotations appear on the display designated as page "LIBO" on the Reuter Monitor Money Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). LIBOR as determined by the Servicer is the arithmetic mean of such quotations (rounded, if necessary, to the nearest whole multiple of 0.0625% per annum).

	(b)	If on any LIBOR Determination Date at
least two of the Reference Banks provide quotations, LIBOR will be determined in accordance with (a) above on the basis of the offered quotations of those Reference Banks providing such quotations.

	(c)	If on the LIBOR Determination Date
only one or none of the Reference Banks provides such offered quotations, LIBOR will be:

		(i)	the rate per annum (rounded, as
aforesaid) that the Servicer determines to be either (x) the arithmetic mean of the offered quotations that leading banks in the City of New
York selected by the Servicer are quoting at or about 11:00 A.M. London time on the relevant
LIBOR Determination Date for one month Dollar deposits to the principal London office of each of the Reference Banks or those of them (being at least two in number) to which such offered quotations are, in the opinion of the Servicer, being so quoted or (y) in the event that the Trustee can determine no such arithmetic mean, the arithmetic mean of the offered quotations that leading banks in the City of New York selected by the Servicer are quoting at or about
11:00 A.M. London time on such LIBOR
Determination Date to leading European banks for one month Dollar deposits; or

		(ii)	if the banks selected as
aforesaid by the Servicer are not quoting as described in clause (i) above, LIBOR for such Interest Period will be LIBOR as determined on the previous LIBOR Determination Date.

	(d)	The Certificate Rate applicable to the
then current and the immediately preceding
Interest Periods may be obtained by any Investor
Certificateholder by telephoning the Trustee at its Corporate Trust Office at 1-800-735-7777.

	(e)	On each LIBOR Determination Date prior
to 12:00 noon (Atlanta time), the Servicer shall send to the Trustee by facsimile, notification of LIBOR for the following Interest Period.

	SECTION 8.  Article V of the Agreement.
Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1994-A Certificates:

ARTICLE V
DISTRIBUTIONS AND REPORTS TO INVESTOR
CERTIFICATEHOLDERS

	SECTION 5.01  Distributions.  Class A
Certificateholders. On each Distribution Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.04(b)) to each Series 1994-A Certificateholder of record on the immediately preceding Record Date
(other than as provided in subsection 2.04(e) or Section 12.03 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Series 1994-A Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Series 1994-A Certificateholders pursuant to
Sections 4.07 and 4.08 by check mailed to each Series 1994-A Certificateholder, except that with respect to Series 1994-A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

	SECTION 5.02  Monthly Certificateholders'
Statement.

	(a)	On or before each Distribution Date,
the Paying Agent shall forward to each Series
1994-A Certificateholder, each Rating Agency,
the Cash Collateral Depositor and the
Subordinated Cash Collateral Depositor a
statement substantially in the form of Exhibit C
to this Series Supplement prepared by the
Servicer setting forth among other things the
following information (which, in the case of
subclauses (i), (ii) and (iii) below, shall be
stated on the basis of an original principal
amount of $1,000 per Series 1994-A Certificate
and, in the case of subclauses (viii) and (ix)
shall be stated on an aggregate basis and on the
basis of an original principal amount of $1,000
per Series 1994-A Certificate):
(i)	the total amount distributed;
(ii)	the amount of such distribution allocable
to Certificate Principal;
(iii)	the amount of such distribution
allocable to Certificate Interest;
	(iv)	the amount of Collections of Principal
Receivables processed during the preceding
Monthly Period and allocated in respect of the
Series 1994-A Certificates;
	(v)	the aggregate amount of Principal
Receivables, the Investor Interest and the
Investor Interest as a percentage of the
aggregate amount of Principal Receivables in the
Trust as of the end of the day on the last day
of the preceding Monthly Period;
	(vi)	the aggregate outstanding balance of
Accounts which were 31 to 60, 61 to 90, 91 to
120, 121 to 150, 151 to 180, and 181 or more
days delinquent as of the end of the day on the
last day of the preceding Monthly Period;
	(vii)	the Aggregate Investor Default
Amount for the preceding Monthly Period;
	(viii)	the aggregate amount of Investor
Charge Offs for the preceding Monthly Period;
	(ix)	the aggregate amount of Investor
Charge Offs reimbursed on the Transfer Date
immediately preceding such Distribution Date;
	(x)	the amount of the Investor Monthly
Servicing Fee for the preceding Monthly Period;
	(xi)	the Available Cash Collateral Amount
and the Required Cash Collateral Amount as of
the close of business on the Transfer Date
immediately preceding such Distribution Date;
	(xii)	the Deficit Controlled
Amortization Amount; and
	(xiii)	the Pool Factor as of the
preceding Record Date.

	(b)	Annual Certificateholders' Tax
Statement. On or before January 31 of each calendar year, beginning with calendar year
1995, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 1994-A
Certificateholder, a statement prepared by the Servicer and delivered to the Trustee on or before January 31 of each calendar year containing the information required to be contained in the regular monthly report to Series 1994-A Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1994-A Certificateholder, together with such other customary information
(consistent with the treatment of the
Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1994-A Certificateholders to prepare their tax returns consistent with the treatment of the Certificates as debt instruments. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

	SECTION 9.  Additional Pay Out Events.

	(a)  The occurrence of the following events
(as determined by the Servicer on any
Determination Date) shall, immediately on such Determination Date without notice or other action on the part of the Trustee or the Series
1994-A Certificateholders, be deemed to be a Pay
Out Event solely with respect to Series 1994-A:

	the average of the Portfolio Yields for any three consecutive Monthly Periods is less than the average of the Base Rates for such Monthly
Periods (an "Economic Pay Out Event");

	(b)  The occurrence of either of the
following event shall immediately without notice or other action on the part of the Trustee or the Series 1994-A Certificateholders, be deemed to be a Pay Out Event solely with respect to Series 1994-A:

		(i)	the Seller shall voluntarily
grant a security interest in the Receivables; or

		(ii)	the Available Cash Collateral
Amount shall be less than 2% of the Initial
Investor Interest.

	(c)  If any representation or warranty made
by the Seller in the Agreement or this
Supplement shall prove to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or the holders of Certificates evidencing more than 66 2/3% of the Investor Interest and continues to affect materially and adversely the interest of the Certificateholders for such period, a Pay Out
Event solely with respect to Series 1994-A shall be deemed to have occurred; provided, however that a Pay Out Event shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement; and

	(d)	The occurrence of a Servicer Default
which has a material adverse affect on the Certificateholders shall be deemed to be a Pay
Out Event solely with respect to Series 1994-A.

	SECTION 10.  Permitted Successor Servicer.
With respect to Series 1994-A, any financial institution which does not qualify as a Permitted Successor Servicer under Section 8.09 of the Agreement shall qualify as a Permitted
Successor Servicer if approved by the Cash
Collateral Depositor and the Rating Agency.

	SECTION 11.  Consents of Cash Collateral
Provider and Subordinated Cash Collateral
Provider.  If any approval, consent or
determination of the Cash Collateral Depositor or the Subordinated Cash Collateral Depositor is required before any action may be taken by the Seller or Servicer, such approval, consent or determination shall not be unreasonably withheld, delayed, made or conditioned.

	SECTION 12.  Additional Condition Relating
to Exchange. No Exchange (as provided for in Section 6.09 of the Agreement) shall occur which is materially adverse to the interests of this Series.
	SECTION 13.  Periodic Finance Charges and
Other Fees. The Seller hereby agrees that, except as otherwise required by any Requirement of Law, or as is deemed by the Seller to be necessary in order for the Seller to maintain or expand its credit card business on a competitive basis, based upon a good faith assessment by the Seller, in its sole discretion, of the nature of the competition in the credit card business on a competitive basis, it shall not at any time reduce the Periodic Finance Charges assessed on any Receivable or other fees on any Account if, as a result of such reduction, the Seller's reasonable expectation of the Portfolio Yield as of such date would be less than the Base Rate.

	SECTION 14.  Ratification of Agreement.  As
supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

	SECTION 15.  Counterparts.  This Series
Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

	SECTION 16.  Third Party Beneficiary; Other
Rights of Cash Collateral Depositor and the
Subordinated Cash Collateral Depositor.

	(a)	The Cash Collateral Depositor and the
Subordinated Cash Collateral Depositor shall each be deemed to be a third party beneficiary of the Agreement of this Series Supplement.

	(b)	Following a sale of Receivables with
respect to Series 1994-A in accordance with
Section 12.02 of the Agreement, proceeds of such sale in excess of the principal and interest payable to Series 1994-A Certificateholders shall be paid first to the Cash Collateral
Depositor for application in accordance with the Loan Agreement and second to the Subordinated
Cash Collateral Depositor for application in accordance with the Subordinated Loan Agreement.

	SECTION 17.  Certain Representations and
Warranties

	(a)	The representations and warranties to
be made by the Seller pursuant to Section
2.06(c)(iii)(A) shall include a representation and warranty that no selection procedures believed by the Seller to be materially adverse to the interests of the Investor
Certificateholders, the Cash Collateral
Depositor or the Subordinated Cash Collateral
Depositor were utilized in selecting the Additional Accounts from the available Eligible
Accounts in the Bank Portfolio.

	(b)	The Servicer shall take no action
which, nor omit to take any action the omission of which, would substantially impair the rights of the Certificateholders or the rights of any Enhancement Provider in any Receivable, nor shall it, except in accordance with the Cardholder Guidelines, reschedule, revise or defer payments due on any receivable.

	SECTION 18.  Governing Law.  This Series
Supplement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

	SECTION 19.  Liabilities.	The Seller agrees
to be liable directly to the injured party for any losses, claims, damages or liabilities, arising out of or based on the arrangement created by the Agreement and the actions of any Servicer taken pursuant hereto or thereto as though the Agreement created a partnership under the Georgia Revised Uniform Limited Partnership
Act with the Seller as a general partner thereof
(except those losses, claims, damages or liabilities incurred as a result of the performance or non-performance of any of the Receivables or the diminution in value of any Receivable, market fluctuations or other similar market or investment risks). The Seller also agrees to be liable, directly to the relevant taxing authority, for all liabilities, costs or expenses of the Trust arising under any tax law, including without limitation any federal, state, local or foreign income or franchise tax or other tax imposed or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Trust as though the Agreement created a partnership under the Georgia Revised Uniform Limited Partnership Act with the Seller as the general partner thereof.
In the event of the appointment of a Successor
Servicer, any Successor Servicer by accepting its appointment as Servicer shall be deemed to have agreed to (except for the Trustee in its capacity as Successor Servicer) indemnify and hold harmless the Seller for any losses, claims
, damages and liabilities of the Seller arising under this Section 19 from the actions or omissions of such Successor Servicer. This
Section shall not require Seller or Servicer to re-purchase any receivable other than as provided in Sections 2.04 or 2.07 of the Agreement.

This provision shall not be applicable at such time that either (i) the Seller notifies the Trustee in writing that (a) Treasury regulations substantially in the form of Proposed Treas.
Regs. Sec. 301.7701-3, which were proposed on May 10, 1996, have been promulgated in final form and are substantially similar to the proposed regulations and (b) a valid election has been made to treat the Trust as a partnership for federal income tax purposes or
(ii) an Opinion of Counsel has been provided to the effect that the non-applicability of this provision would not adversely affect the Trust's potential status as a partnership for federal income tax purposes.


		IN WITNESS WHEREOF, the Seller, the
Servicer and the Trustee have caused this Series
1994-A Supplement to be duly executed by their respective officers as of the day and year first above written.

THE PRUDENTIAL BANK AND
TRUST COMPANY
Seller and Servicer


						By:____________
				  Name: Joel L. Rosenburg
	    Title: Senior Vice President/ Treasurer


						BANKERS TRUST
						COMPANY,
 						 Trustee



					By:________________
  					 Name: Louis Bodi
  					Title: Vice President